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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 6, 2007

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                    1-11596                58-1954497
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   (State or other jurisdiction      (Commission             (IRS Employer
        of incorporation)            File Number)         Identification No.)


   8302 Dunwoody Place, Suite 250, Atlanta, Georgia             30350
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (770) 587-9898

                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information
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Item 2.02 - Results of Operations and Financial Condition
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            On March 6, 2007, at 11:00 a.m. EST, Perma-Fix Environmental
            Services, Inc. (the "Company") will hold a conference call broadcast live over the Internet. A press release dated February 21, 2007, announcing the conference call, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A transcript of the conference call will also be available on the Company's web page at www.perma-fix.com.

            On March 6, 2007, the Company issued a press release to report its financial results for the fourth quarter and twelve months ended December 31, 2006. The press release is attached hereto as Exhibit
            99.2 and is incorporated herein by reference.

            The information combined in this Item 2.02 of this Form 8-K and the Exhibits attached hereto are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 (as amended), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended), except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits
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Item 9.01 - Financial Statements and Exhibits
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     (d)    Exhibits
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            Exhibit Number   Description
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            99.1             Press release dated February 21, 2007
            99.2             Press release dated March 6, 2007

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                                   SIGNATURES
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       Pursuant to the requirements of the Securities Exchange Act of 1934, the
Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PERMA-FIX ENVIRONMENTAL
                                                     SERVICES, INC.


                                                     By: /s/ Steven T. Baughman
                                                         ----------------------
                                                         Steven T. Baughman
Dated: March 6, 2007                                     Vice President and
                                                         Chief Financial Officer